Q1 2018 Investor Information Exhibit 99.1

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: risks relating to our ability to consummate the pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, including the possibility that the expected benefits related to the pending acquisitions may not materialize as expected; of the pending acquisitions not being timely completed, if completed at all; that prior to the completion of the pending acquisitions, the targets’ businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; and of the parties’ being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within our management’s expected timeframes or at all; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our pending acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, and our prior acquisitions of Valley Bancorp, Inc. and nine branches from Independent Bank in Colorado) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of March 31, 2018. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 25% Texas Geographic Concentrations1 as of March 31, 2018 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 26% Colorado 1% Kansas 7% Iowa 17% Illinois

PLATFORM OVERVIEW – branch network PAGE team members(2) Western division 32 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CODs) In Progress – Full service branch

COMMUNITY BANK ACQUISITIONS

OVERVIEW

- Acquisition of two holding companies with three bank subsidiaries:
  - First Bancorp of Durango, Inc.
    - First National Bank of Durango
    - Bank of New Mexico
  - Southern Colorado Corp.
    - Citizens Bank of Pagosa Springs
- All entities currently controlled by the Fitzgerald family
- $734 million in combined total assets
- Total of 7 branches in Southern Colorado and 3 branches along the I-40 corridor in New Mexico
- S-Corps for tax purposes



San Juan
Cortez
UTE MOUNTAIN RESERVATION
Alamosa
Trinidad
Raton
Farmington
NAVAJO NATION OFF-RESERVATION TRUST LAND
Taos
Santa Fe
Las Vegas
Gallup
Albuquerque
ZUNI RESERVATION
LAGUNA PUEBLO
Los Lunas
Santa Rosa

First National Bank of Durango | Bank of New Mexico | Citizens Bank of Pagosa Springs

STRATEGIC RATIONALE

- Improves core deposit base and funding capacity
  - 38%(1) demand deposits, 98%(1) core deposits
  - 47%(1) loan to deposit ratio, $300 million + excess liquidity
- Advances our long term performance goals
  - 0.21%(1) average cost of deposits
  - Overhead ratio of 2.1%(1) contributing toward achieving our 3.0% target
- Extends our market reach into southern Colorado and New Mexico
- Opportunity to create value by moving onto TBK Bank operational platform
  - $6.5(1) million projected expense savings or 30.5%(1) of noninterest expense base
  - Anticipated redeployment of excess core deposit funding into commercial finance loan growth over time

LOANS
$307 million(1)
5.3% loan yield(1)

DEPOSITS
$654 million(1)
21 bps cost of deposits(1)

(1) Combined metrics as of 12/31/2017 or for 4Q'17 for First Bancorp of Durango, Inc. and Southern Colorado Corp.

TRIUMPH
PAGE 6

INTERSTATE CAPITAL CORP. ACQUISITION PAGE Pending acquisition of Interstate Capital Corp. represents a combination with a company and a management team that Triumph has known for years Clear cultural fit Similar focus on transportation industry Delivers additional scale in a niche in which the Company is a market leader Immediate deployment of a portion of the excess deposit funding from the community bank acquisitions El Paso, TX based factoring business Nearly 1,500 factoring clients as of December 31, 2017 Total purchases in 2017 of approximately $1 billion Average transportation factoring invoices for 2017 of approximately $1,400 and for December of 2017 of approximately $1,600 Purchase mix in 2017 was over 75% transportation, representing nearly 90% of all invoices purchased Purchased over 50,000 invoices per month in 2017 Structured as an asset purchase Expected transaction close in 2Q 2018 and significant integrations by the end of 2018 Estimated $51.9 million premium including an initial payment of $35.5 million and an earn out(1) LOANS $112 million Factored Receivables YIELD 26.0% Strategic Rationale Overview Earn out capped at $22 million, and is payable 30 months after closing with downward adjustments possible based on transportation market performance

Required Approvals Customary regulatory/other approvals; voting agreements signed with all or a majority of holders of voting shares on all transactions OVERVIEW OF acquisition TERMS PAGE Price / LTM Net Income(3) Core Deposit Premium(2) Projected TBV Delivered at Close Expected Closing Transaction Value Consideration Mix Price / TBV Earn out capped at $22 million, and is payable 30 months after closing Core deposits defined as total deposits less CDs greater than $250,000 Adjusted for non-recurring gains / (losses) on sales of OREO, securities and other assets for community bank acquisitions, and normalized for 23% tax on taxable income for both acquisitions Price / 2019E + Fully Phased-in Cost Savings 23.2x actual / 25.1x adjusted 11.5% $73.8 million Q3 2018 $147.5 million 100% cash 2.00x 21.8x no expense savings / 12.5x 100% expense savings 6.2x -- -- Q2 2018 $51.9 million premium(1) 100% cash -- 5.5x no expense savings / 4.8x 100% expense savings Community bank Acquisitions INTERSTATE CAPITAL CORP.

CONSOLIDATED FINANCIAL IMPACT

Combined pro forma impact of the pending acquisitions and the announced follow-on equity offering yields attractive EPS accretion and TBV earn back period, while providing the Company sufficient capital to sustain its attractive growth profile

Attractive Combined Deal Economics(1)

- Estimated TBV Dilution of ~6%
- Projected to be ~7.1% accretive to earnings in 2019(2)
- Estimated TBV crossover earnback of ~4 years

Projected Combined Pro Forma Capital Impact(1)

- Pro Forma TCE / TA of 9.3%
- Pro Forma Leverage Ratio of 10.8%
- Pro Forma Total Risk-Based Capital Ratio of 13.2%



COLORADO
Denver
Aurora
Colorado Springs
Santa Fe
Cheyenne

TBK Bank | First National Bank of Durango | Bank of New Mexico | Citizens Bank of Pagosa Springs

(1) Includes impact of the acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., Interstate Capital Corp., and the net proceeds of the equity offering (including the exercise of the over-allotment option) at a per share price of $37.50. Assumes that the acquisitions close on 6/30/2018. Projected combined pro forma capital ratios as of 6/30/2018, which includes the net proceeds of the equity offering (including the exercise of the over-allotment option) at a per share price of $37.50; 1H'18 earnings estimates of Triumph per Factset consensus and management estimates of balance sheet growth for Triumph; and management estimates of (i) balance sheet growth for First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corp. during 1H'18 and (ii) acquisition costs of targets associated with such acquisitions

(2) Based on Triumph's 2019 analyst consensus earnings estimates on a standalone basis and includes the projected impact of an estimated $2.2 million after-tax amortization expense related to customer relationship intangibles created in the acquisition of Interstate Capital Corp., which reduces anticipated accretion by approximately 2%

TRIUMPH

PAGE 9

ENHANCED COMBINED OPERATIONS

		Triumph Bancorp, Inc.	First Bancorp of Durango, Inc.	Southern Colorado Corp.	Interstate Capital Corp.	Combined
Branch Presence	Total Branches	53	8	2		63
	Colorado Branches	32	5	2		39
	New Mexico Branches		3			3
Balance Sheet & Funding	Assets ($M)	3,499	646	88	112	4,345
	Loans ($M)	2,811	271	37	112	3,230
	Yield on Loans	7.7%	5.2%	5.3%	26.0%	8.1%
	Deposits ($M)	2,621	574	79		3,275
	Loans / Deposits	107.2%	47.1%	46.1%		98.6%
	Demand Deposits / Deposits	36.9%	35.5%	56.2%		37.1%
	Cost of Total Deposits	0.67%	0.19%	0.40%		0.58%
Efficiencies	MRQ Net Overhead Ratio [2]	3.65%	2.15%	2.13%	10.89%	3.58%
	Ex One Time Gain / (Loss) [3]	(0.22%)	(0.01%)	(0.20%)	0.00%	(0.17)%
	Est. Expense Savings [4]	0.00%	(0.93%)	(0.61%)	(1.60%)	(0.21)%
	Adj. MRQ Overhead Ratio	3.43%	1.21%	1.32%	9.29%	3.20%
Capital	TCE / TA	9.5%[5]				9.3%[6]
	Leverage Ratio	11.2%[5]				10.8%[6]
	Total RBC	13.5%[5]				13.2%[6]
Asset Quality	MRQ NCOs / Avg Loans	0.06%	0.05%	(0.07%)		0.05%
	NPAs / Assets	1.39%	1.33%	0.43%		1.32%

- Top 10 community bank[1] deposit franchise in Colorado
- Results in pro forma company with $4.3bn in assets and $3.2bn in loans
- Increases the scale of our factoring business
- Acquisitions improve liquidity and funding profile, decreasing LTD ratio to 98.6% pro forma while lowering cost of total deposits 10 bps to 0.58%
- Provides efficient scale to drive towards our net overhead target of 3.00%
- Capital remains strong, in excess of "well-capitalized" standards
- Asset quality remains stable on a pro forma basis

Note: Financials as of and for the three months ended 12/31/2017. Quarterly metrics are annualized. Reconciliations of non-GAAP financial measures can be found in the appendix

(1) Community Bank defined as less than $20bn in consolidated assets
(2) Excludes amortization of Core Deposit Intangibles/Customer Relationship Intangibles for First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corp.
(3) Excludes gain / (loss) on sale of OREO, securities and other assets
(4) Reflects $6.0 million, $0.5 million and $1.8 million in annualized projected expense savings on a fully phased-in basis for First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corp., respectively
(5) Triumph Bancorp, Inc. capital ratios are projected capital ratios as of 6/30/2018, which includes 1H'18 earnings estimates of Triumph per Factset consensus and management estimates of balance sheet growth for Triumph
(6) Combined capital ratios represent projected combined pro forma capital ratios as of 6/30/2018, which includes the net proceeds of the equity offering (including the exercise of the over-allotment option) at a per share price of $37.50; 1H'18 earnings estimates of Triumph per Factset consensus and management estimates of balance sheet growth for Triumph; and management estimates of (i) balance sheet growth for First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corp. during 1H'18 and (ii) acquisition costs of targets associated with such acquisitions

TRIUMPH

PAGE 10

PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, and services Equipment Finance Secured by revenue producing, essential-use equipment with broad resale markets Core markets include transportation, construction, and waste Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding client industry niches to include staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage We are a market leader for financial services to small businesses and the lower end of the middle market PLATFORM OVERVIEW – COMMERCIAL FINANCE

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42825 42916 43008 43100 43190 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,321.6 1,493.4259999999999 1,538.607 1,913.336 1,937.463 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 203.251 219.904 226.12 254.119 260.50200000000001 0.2781589754431823 Commercial Finance: Asset based lending (General) 166.917 188.25700000000001 193.88399999999999 213.471 230.31399999999999 0.24592481543412753 Premium Finance 23.161999999999999 31.274000000000001 57.082999999999998 55.52 48.561 5.1852492520197066E-2 Factored receivables 242.09800000000001 293.63299999999998 341.88 374.41 397.14499999999998 0.42406371660249303 Q1 2018 Commercial Finance Products $936.52200000000005 Community Banking $1,937.463 Real Estate & Farmland $1,231.925 Commercial Real Estate $781.00599999999997 Commercial $390.90599999999995 Construction, Land Development, Land $143.876 Consumer $29.244 1-4 Family Residential Properties $122.979 Mortgage Warehouse $285.38799999999998 Farmland $184.06399999999999 Commercial $390.90599999999995 Consumer $29.244 Community Banking Mortgage Warehouse $285.38799999999998 Agriculture 124.3 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $781 Construction, Land & Development $143.9 1-4 Family Residential $123 Farmland $184.1 0.6358831110581209 COMMERCIAL 0.20175869164985347 Agriculture $124.3 General $266.59999999999997 CONSUMER $29.2 1.5071255554299619E-2 MORTGAGE WAREHOUSE $285.39999999999998 0.14730603887661339 FACTORED RECEIVABLES $1,937.5 Triumph Business Capital $372.8 Triumph Commercial Finance $24.3 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $260.5 ASSET BASED LENDING $230.3 PREMIUM FINANCE $48.6 $936.50000000000011 42825 42916 43008 43100 43190 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,321.6 1,493.4259999999999 1,538.607 1,913.336 1,937.463 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 203.251 219.904 226.12 254.119 260.50200000000001 0.2781589754431823 Commercial Finance: Asset based lending (General) 166.917 188.25700000000001 193.88399999999999 213.471 230.31399999999999 0.24592481543412753 Premium Finance 23.161999999999999 31.274000000000001 57.082999999999998 55.52 48.561 5.1852492520197066E-2 Factored receivables 242.09800000000001 293.63299999999998 341.88 374.41 397.14499999999998 0.42406371660249303 Q1 2018 Commercial Finance Products $936.52200000000005 Community Banking $1,937.463 Real Estate & Farmland $1,231.925 Commercial Real Estate $781.00599999999997 Commercial $390.90599999999995 Construction, Land Development, Land $143.876 Consumer $29.244 1-4 Family Residential Properties $122.979 Mortgage Warehouse $285.38799999999998 Farmland $184.06399999999999 Commercial $390.90599999999995 Consumer $29.244 Community Banking Mortgage Warehouse $285.38799999999998 Agriculture 124.3 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $781 Construction, Land & Development $143.9 1-4 Family Residential $123 Farmland $184.1 0.6358831110581209 COMMERCIAL 0.20175869164985347 Agriculture $124.3 General $266.59999999999997 CONSUMER $29.2 1.5071255554299619E-2 MORTGAGE WAREHOUSE $285.39999999999998 0.14730603887661339 FACTORED RECEIVABLES $1,937.5 Triumph Business Capital $372.8 Triumph Commercial Finance $24.3 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $260.5 ASSET BASED LENDING $230.3 PREMIUM FINANCE $48.6 $936.50000000000011

Return on Average Assets (“ROAA”) GAAP: 1.43% Core: 1.34% Goal: > 1.80% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes GAAP: 5.60% Core: 5.60% Goal: > 5.00% GAAP: 3.43% Core: 3.56% Goal: < 3.00% GAAP: 2.17% Core: 2.04% Goal: > 2.80% GAAP: 0.30% Core: 0.30% Goal: ~0.40% GAAP: 0.44% Core: 0.40% Goal: ~0.53% Long term performance goals vs Actual Q1 PAGE Performance metrics presented are for the three months ended March 31, 2018. Core performance ratios are adjusted to exclude material gains and expenses associated with merger and acquisition-related activities, including divestitures. Reconciliations of these financial measures can be found at the end of the presentation. Performance goals have been revised to reflect the expected impact of the Tax Cuts and Jobs Act.

PAGE Diluted earnings per share of $0.56 for the first quarter Net income for the quarter was impacted by (i) a gain on sale of Triumph Healthcare Finance, our healthcare asset based lending line of business, of $1.1 million, or $0.8 million net of tax, and (ii) a combined loss on the sale of municipal securities and OREO valuation adjustments of $0.4 million Total loans held for investment portfolio growth of $63.1 million Commercial finance loan portfolio growth of $39.0 million, including a $22.7 million increase in factored receivables Commercial real estate loan portfolio growth of $35.1 million On April 9, 2018, we entered into agreements to acquire First Bancorp of Durango, Inc. and Southern Colorado Corp., which had a combined $734 million in assets, including $308 million in loans, and $653 million in deposits at December 31, 2017 The transportation factoring assets of Interstate Capital Corporation. Interstate Capital Corporation had $112 million in gross factored receivables at December 31, 2017 We completed a public offering of 5.4 million shares of our common stock on April 12, 2018. Our net proceeds from the offering were approximately $192.1 million $11.9 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH 4.3% NIM 6.06% Net Interest Margin (5.81% adjusted)1 ROAA 1.43% Return on Average Assets TCE/TA 9.86% Tangible Common Equity / Tangible Assets1 1 Reconciliations of non-GAAP financial measures can be found at the end of the presentation Q1 2018 HIGHLIGHTS and recent developments loan yields and NET INTEREST MARGIN PAGE *Reconciliations of non-GAAP financial measures can be found at the end of the presentation **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q1 2018 SNL data not available Net Interest Margin Loan yields

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 17.40% in the first quarter Average annual charge-off rate of 0.50% over the past 3 years 3,438 factoring clients at March 31, 2018

Annual Gross Revenues (8% GDP) $750 Billion : 4 Million Trucks For-Hire $400 Billion : 2.6 Million Trucks *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data. Triumph purchases ~ $2 billion invoices from our Target Market or ~ 5% of the available $40 billion market. As of March 2018 TriumphPay services over fifty 3PLs representing $150+million of annual payment volume Contract $225 Billion 3PLs/Broker $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3 PL’s $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3 PLs 19,500 175 $167 Billion triumph’s transportation finance opportunity PAGE $38 Billion

FACTORING 101



Client
Account Debtor
TRIUMPH
BUSINESS CAPITAL
(Factor)

Triumph Business Capital Economics:

1. Our client performs services for the account debtor.
2. The client generates an invoice for $1,000 payable in 30 days.
3. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or "holdback").
4. Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected ("turned") every 36 days (or ~10 times per year) Triumph's annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900).
5. When the invoice is collected, the 10% holdback less our fee is paid to the client.

What is factoring?

- Factoring is one of the oldest forms of finance.
- Factoring is a financial transaction in which a business *sells* its accounts receivable to a third party (factor) at a discount. A business typically factors its receivable assets to meet its present and immediate cash needs. The transaction is a purchase, not a loan.

What is the market?

- Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$100B in annual purchases.
  - Given these estimates, we assume transportation factoring is 35-40% of that market.
    - We represent ~5% of the total market and ~10% of the transportation market.
    - We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors.

Who are our customers?

- Our typical customer has limited financial systems.
- We factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings.

Who is Triumph Business Capital?

- We are a highly specialized factor in the transportation space factoring 3 groups of customers:
  - Recourse trucking
  - Non-recourse trucking (owner / operators)
  - Freight brokers
  - Other industry verticals
    - Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.)

*IFA is the International Factoring Association and can be found at http://www.factoring.org

TRIUMPH
PAGE 18

TRIUMPHPAY 101



(Client) Broker
1
Approved Invoice
QuickPay
2
Yes
Pay Carrier $1,980
24h
TRIUMPH PAY
No
5
Pay Carrier $2,000
21
3
TBC drafts $2,000 from Broker
20
$10 Revenue Share Paid Monthly
4
TRIUMPH BUSINESS CAPITAL

What is TriumphPay?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

What is the market?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be **~$170 billion**.

Who is the Customer?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

TriumphPay Economics:

1. Client approves invoice for $2,000. Payment terms are 21 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,980 same day or next day. The $20 difference represents the QuickPay fee. That fee is then split between the broker and Triumph, $10 each.
3. At day 20, Triumph drafts $2,000 from the broker.
4. The $10 fee retained by Triumph equates to an annualized yield of 9.2% ($10 fee / $1,980 advanced x 365 days / 20 days).

No QuickPay

5. If the carrier declines to use QuickPay, at Day 20 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on Day 21. One day float to Triumph.

TRIUMPH PAGE 19

Loan portfolio PAGE * Net charge-offs totaled $2 thousand for the quarter, resulting in a net charge-offs to average loans ratio of 0.00%. **Loans with a fair value of $95.8 million and original purchase discount of $3.4 million were acquired in the Independent Bank Group, Inc. branch acquisition, and loans with a fair value of $171.2 million and original purchase discount of $6.6 million were acquired in the Valley Bancorp, Inc. acquisition.

DEPOSIT MIX AND GROWTH PAGE *Deposits totaling $160.7 million were assumed in the Independent Bank Group, Inc. branch acquisition, and deposits totaling $293.4 million were assumed in the Valley Bancorp, Inc. acquisition.

PRO FORMA LOAN PORTFOLIO PAGE MRQ Yield: 7.73% MRQ Yield: 5.25% MRQ Yield: 5.32% MRQ Yield: 8.13% Commercial Real Estate Construction & Development Farmland Commercial Factored Receivables Mortgage Warehouse & Other 1-4 Family Residential Consumer Southern CO Pro Forma Data as of 12/31/2017. Quarterly metrics are annualized Triumph Durango Interstate MRQ Yield: 26.00% 100.0%

PRO FORMA DEPOSIT PORTFOLIO PAGE MRQ Cost: 0.67% MRQ Cost: 0.19% MRQ Cost: 0.40% MRQ Cost: 0.58% Non-Interest Bearing Demand Interest Bearing Demand Money Market Savings Certificates of Deposit IRAs Brokered Deposits Triumph Durango Southern CO Pro Forma Loans / Deposits: 107.2% Loans / Deposits: 47.1% Loans / Deposits: 46.1% Loans / Deposits: 98.6% Data as of 12/31/2017. Quarterly metrics are annualized

INVESTMENT CONSIDERATIONS PAGE Coverage Analysts: Brad Milsaps – Sandler O’Neill & Partners Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co. Brady Gailey – Keefe, Bruyette & Woods, a Stifel Company Matthew Olney – Stephens, Inc.

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43190QTD 43100QTD 43008QTD 42916QTD 42825QTD 43190 43100 43008 42916 42825 As of and For the Three Months Ended Key Metrics March 31, December 31, September 30, June 30, March 31, 2018 2017 2017 2017 2017 Performance ratios - annualized ROAA Return on average assets 1.43488217291413% .786268711225136% 1.362122945798712% 1.422649038849168% 1.621644543200632% ROATCE Return on average tangible common equity (ROATCE) (1) 0.14748163086412747 7.328496087154611% 0.12284750027325204 0.1494382760960809 0.17489447171383407 Yield_Loans Yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% CostOfTotalDeposits Cost of total deposits .676491909921952% .67167243603311% .64135770121693% .598090330467494% .578708942203601% NIM Net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.432773044113241% 3.645047693626371% 3.349770781048048% 3.257901530873664% 1.16897342900296% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1)(2) 3.560131312614495% 3.434563871673167% 3.349770781048048% 3.257901530873664% 3.603118626204888% Efficiency_Unadjusted Efficiency ratio 0.65088187279611953 0.66735544056766694 0.64613842771467411 0.62438219436777309 0.58938878398917471 Efficiency Adjusted efficiency ratio (1)(2) 0.66449018609204968 0.63345574992939546 0.64613842771467411 0.62438219436777309 0.77649901400000509 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.467837098863146% 1.385725713361377% 1.417987509983102% 1.499638310083182% 1.919397668172598% ALLL to total loans ALLL to total loans .696663343754404% .66698543077269% .839715963508823% .862576794039476% .938122163719588% Net charge-offs to average loans Net charge-offs to average loans 46044991812014998.46044991812015% 56550519897419628.565505198974196% 87132453527905912.871324535279059% 34795297811221227.347952978112212% .204879837205254% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.1123 0.117979 0.13503599999999999 0.11279400000000001 0.11315751101109683 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.11535735876901632 0.11149199999999999 0.13445799999999999 0.11294999999999999 0.12049186526785988 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.10049263549053036 9.7041% 0.11952699999999999 9.7329% 0.1032499892847283 Total capital to risk-weighted assets Total capital to risk-weighted assets 0.13662722385560225 0.13211899999999999 0.159106 0.138684 0.14865483669064053 Per Share Amounts Common Book Value per share, basic Book value per share $18.885720879181353 $18.349289063706372 $18.079930731140394 $16.589444167502869 $16.078499990790306 Tangible common book value per common share Tangible book value per share (1) $15.816120581282371 $15.286026662808258 $16.04102090159412 $14.200295420647416 $13.631839395149086 EPS_Basic Basic earnings per common share $0.5731969840679455 $0.29495941598035236 $0.48392442055470947 $0.52554545180094692 $0.57260226413786142 EPS_Diluted Diluted earnings per common share $0.55972335628645931 $0.29303085682044722 $0.47381076124417193 $0.51125508581669088 $0.55378594711677598 DilutedEPS_Adj Adjusted diluted earnings per common share(1)(2) $0.52 $0.34355943362214086 $0.47 $0.51 $0.02

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. 43190QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43190 43100 43008 42916 42825 Quarter Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Manual Adj Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Diluted_Shrs Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 YTD YTD Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0 $-0.37 $-0.73701044770955082 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 AvgTangEq Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Manual Adj Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 AvgAssets Average total assets $3,410,883 $3,181,697 $2,849,170 $2,723,303 $2,619,282 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% DisAcrLNIM Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding, end of period Common shares outstanding 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 Average total assets 3,410,883 3,181,697 2,849,170 2,723,303 2,619,282 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding at end of period 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2018 March 31, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $47,130 $47,130 Provision for Loan Losses $2,548 $2,548 Average Total Assets 3,410,883 3,410,883 Average Total Assets 3,410,883 3,410,883 Net Interest Income to Average Assets 5.6000000000000001E-2 5.6000000000000001E-2 Credit Costs to Average Assets 3.0000000000000001E-3 3.0000000000000001E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $34,042 $34,042 Income Tax Expense $3,644 $3,644 Total Noninterest Income 5,172 5,172 Tax effect of adjustments 0 248.36490000000001 Gain on sale of subsidiary 0 -1,071 Adjusted Tax Expense 3,644 3,395.6351 Adjusted Noninterest Income 5,172 4,101 Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense $28,870 $29,941 Taxes to Average Assets 4.4000000000000003E-3 4.0000000000000001E-3 MANUAL ADJ FOR ROUNDING Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense to Average Assets Ratio 3.4299999999999997E-2 3.56E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.6% 5.6% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.43% -3.56% Net Interest Income $47,130 $47,130 Pre-Provision Net Revenue to Average Assets 2.17% 2.400000000000001% Net Noninterest Expense ,-28,870 ,-29,941 Credit Costs to Average Assets -0.3% -0.3% Pre-Provision Net Revenue $18,260 $17,189 Taxes to Average Assets -0.44% -0.4% Average Total Assets 3,410,883 3,410,883 Return on Average Assets 1.4300000000000004E-2 1.3400000000000002E-2 Pre-Provision Net Revenue to Average Assets 2.1700000000000001E-2 2.0400000000000001E-2 MANUAL ADJ FOR ROUNDING 0 0 0 -4.8821729141295192E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43190QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43190 43100 43008 42916 42825 Quarter Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Manual Adj Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Diluted_Shrs Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 YTD YTD Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0 $-0.37 $-0.73701044770955082 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 AvgTangEq Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Manual Adj Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 AvgAssets Average total assets $3,410,883 $3,181,697 $2,849,170 $2,723,303 $2,619,282 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% DisAcrLNIM Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding, end of period Common shares outstanding 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 Average total assets 3,410,883 3,181,697 2,849,170 2,723,303 2,619,282 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding at end of period 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2018 March 31, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $47,130 $47,130 Provision for Loan Losses $2,548 $2,548 Average Total Assets 3,410,883 3,410,883 Average Total Assets 3,410,883 3,410,883 Net Interest Income to Average Assets 5.6000000000000001E-2 5.6000000000000001E-2 Credit Costs to Average Assets 3.0000000000000001E-3 3.0000000000000001E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $34,042 $34,042 Income Tax Expense $3,644 $3,644 Total Noninterest Income 5,172 5,172 Tax effect of adjustments 0 248.36490000000001 Gain on sale of subsidiary 0 -1,071 Adjusted Tax Expense 3,644 3,395.6351 Adjusted Noninterest Income 5,172 4,101 Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense $28,870 $29,941 Taxes to Average Assets 4.4000000000000003E-3 4.0000000000000001E-3 MANUAL ADJ FOR ROUNDING Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense to Average Assets Ratio 3.4299999999999997E-2 3.56E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.6% 5.6% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.43% -3.56% Net Interest Income $47,130 $47,130 Pre-Provision Net Revenue to Average Assets 2.17% 2.400000000000001% Net Noninterest Expense ,-28,870 ,-29,941 Credit Costs to Average Assets -0.3% -0.3% Pre-Provision Net Revenue $18,260 $17,189 Taxes to Average Assets -0.44% -0.4% Average Total Assets 3,410,883 3,410,883 Return on Average Assets 1.4300000000000004E-2 1.3400000000000002E-2 Pre-Provision Net Revenue to Average Assets 2.1700000000000001E-2 2.0400000000000001E-2 MANUAL ADJ FOR ROUNDING 0 0 0 -4.8821729141295192E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43190QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43190 43100 43008 42916 42825 Quarter Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Manual Adj Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Diluted_Shrs Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 YTD YTD Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0 $-0.37 $-0.73701044770955082 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 AvgTangEq Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Manual Adj Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 AvgAssets Average total assets $3,410,883 $3,181,697 $2,849,170 $2,723,303 $2,619,282 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% DisAcrLNIM Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding, end of period Common shares outstanding 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 Average total assets 3,410,883 3,181,697 2,849,170 2,723,303 2,619,282 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding at end of period 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2018 March 31, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $47,130 $47,130 Provision for Loan Losses $2,548 $2,548 Average Total Assets 3,410,883 3,410,883 Average Total Assets 3,410,883 3,410,883 Net Interest Income to Average Assets 5.6000000000000001E-2 5.6000000000000001E-2 Credit Costs to Average Assets 3.0000000000000001E-3 3.0000000000000001E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $34,042 $34,042 Income Tax Expense $3,644 $3,644 Total Noninterest Income 5,172 5,172 Tax effect of adjustments 0 248.36490000000001 Gain on sale of subsidiary 0 -1,071 Adjusted Tax Expense 3,644 3,395.6351 Adjusted Noninterest Income 5,172 4,101 Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense $28,870 $29,941 Taxes to Average Assets 4.4000000000000003E-3 4.0000000000000001E-3 MANUAL ADJ FOR ROUNDING Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense to Average Assets Ratio 3.4299999999999997E-2 3.56E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.6% 5.6% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.43% -3.56% Net Interest Income $47,130 $47,130 Pre-Provision Net Revenue to Average Assets 2.17% 2.400000000000001% Net Noninterest Expense ,-28,870 ,-29,941 Credit Costs to Average Assets -0.3% -0.3% Pre-Provision Net Revenue $18,260 $17,189 Taxes to Average Assets -0.44% -0.4% Average Total Assets 3,410,883 3,410,883 Return on Average Assets 1.4300000000000004E-2 1.3400000000000002E-2 Pre-Provision Net Revenue to Average Assets 2.1700000000000001E-2 2.0400000000000001E-2 MANUAL ADJ FOR ROUNDING 0 0 0 -4.8821729141295192E-5

NON-GAAP FINANCIAL RECONCILIATION PAGE 43190QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43190 43100 43008 42916 42825 Quarter Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Manual Adj Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Diluted_Shrs Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 YTD YTD Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0 $-0.37 $-0.73701044770955082 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 AvgTangEq Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Manual Adj Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 AvgAssets Average total assets $3,410,883 $3,181,697 $2,849,170 $2,723,303 $2,619,282 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% DisAcrLYLD Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% DisAcrLNIM Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding, end of period Common shares outstanding 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Incremental bonus related to transaction 0 0 0 0 4,814 Transaction related costs 0 1,688 0 0 325 Tax effect of adjustments 248.36490000000001 -,601 0 0 5,754 Adjusted net income available to common stockholders $11,055.3649 $7,198 $9,587 $9,467 $314 Dilutive effect of convertible preferred stock 190 194 195 193 0 Adjusted net income available to common stockholders - diluted $11,245.3649 $7,392 $9,782 $9,660 $314 Weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 -,676,351 Adjusted weighted average shares outstanding - diluted 21,560,523.777777776 21,518,468.597826086 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 Adjusted diluted earnings per common share $0.52 $0.34 $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 Net income available to common stockholders $11,878 $6,111 $9,587 $9,467 $10,281 Average tangible common equity ,326,613.87815996399 ,330,819.26071665203 ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 Return on average tangible common equity 0.14748879980322205 7.3286930780113405E-2 0.12284358034959482 0.14944458475076014 0.17489181235802964 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Adjusted efficiency ratio: Net interest income $47,130 $45,796 $39,512 $38,557 $31,819 Non-interest income 5,172 3,998 4,171 5,202 27,285 Operating revenue 52,302 49,794 43,683 43,759 59,104 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted operating revenue $51,231 $49,794 $43,683 $43,759 $38,244 Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Adjusted efficiency ratio 0.66448049032812162 0.63346989597140213 0.64613236270402674 0.6243515619643959 0.77654011086706409 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $34,042 $33,231 $28,225 $27,321 $34,837 Incremental bonus related to transaction 0 0 0 0 -4,814 Transaction related costs 0 -1,688 0 0 -,325 Adjusted non-interest expenses $34,042 $31,543 $28,225 $27,321 $29,698 Total non-interest income $5,172 $3,998 $4,171 $5,202 $27,285 Gain on sale of subsidiary -1,071 0 0 0 ,-20,860 Adjusted non-interest income $4,101 $3,998 $4,171 $5,202 $6,425 Adjusted net non-interest expenses $29,941 $27,545 $24,054 $22,119 $23,273 Average total assets 3,410,883 3,181,697 2,849,170 2,723,303 2,619,282 Adjusted net non-interest expense to average assets ratio 3.559998653981649E-2 3.4347014652325744E-2 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2018 2017 2017 2017 2017 Reported yield on loans 7.65% 7.729999999999999% 7.439999999999999% 7.79% 7.149999999999999% Effect of accretion income on acquired loans -0.29% -0.259999999999999% -0.24% -0.54% -0.219999999999999% Adjusted yield on loans 7.3595524365644024E-2 7.4670195642022277E-2 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 Reported net interest margin 6.615380371230043% 6.16258340526653% 5.897814119286116% 6.157029032674648% 5.371248944642441% Effect of accretion income on acquired loans -0.25% -0.23% -0.21% -0.46% -0.18% Adjusted net interest margin 5.8073183053593158E-2 5.9341455831213086E-2 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 Total stockholders' equity $,402,944 $,391,698 $,386,097 $,310,467 $,300,425 Preferred stock liquidation preference -9,658 -9,658 -9,658 -9,658 -9,746 Total common stockholders' equity ,393,286 ,382,040 ,376,439 ,300,809 ,290,679 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Tangible common stockholders' equity $,329,363 $,318,262 $,333,987 $,257,488 $,246,446 Common shares outstanding at end of period 20,824,509 20,820,445 20,820,900 18,132,585 18,078,769 Tangible book value per share $15.816123203673133 $15.28603255117746 $16.04094923850554 $14.200291905428818 $13.631790969838709 Total assets at end of period $3,405,010 $3,499,033 $2,906,161 $2,836,684 $2,635,358 Goodwill and other intangibles ,-63,923 ,-63,778 ,-42,452 ,-43,321 ,-44,233 Adjusted total assets at period end $3,341,087 $3,435,255 $2,863,709 $2,793,363 $2,591,125 Tangible common stockholders' equity ratio 9.8579594006381749E-2 9.2645815230601516E-2 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2018 March 31, 2018 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $47,130 $47,130 Provision for Loan Losses $2,548 $2,548 Average Total Assets 3,410,883 3,410,883 Average Total Assets 3,410,883 3,410,883 Net Interest Income to Average Assets 5.6000000000000001E-2 5.6000000000000001E-2 Credit Costs to Average Assets 3.0000000000000001E-3 3.0000000000000001E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $34,042 $34,042 Income Tax Expense $3,644 $3,644 Total Noninterest Income 5,172 5,172 Tax effect of adjustments 0 248.36490000000001 Gain on sale of subsidiary 0 -1,071 Adjusted Tax Expense 3,644 3,395.6351 Adjusted Noninterest Income 5,172 4,101 Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense $28,870 $29,941 Taxes to Average Assets 4.4000000000000003E-3 4.0000000000000001E-3 MANUAL ADJ FOR ROUNDING Average Total Assets 3,410,883 3,410,883 Net Noninterest Expense to Average Assets Ratio 3.4299999999999997E-2 3.56E-2 Return on Average Total Assets: Net Interest Income to Average Assets 5.6% 5.6% Pre-Provision Net Revenue to Average Total Assets: Net Noninterest Expense to Average Assets Ratio -3.43% -3.56% Net Interest Income $47,130 $47,130 Pre-Provision Net Revenue to Average Assets 2.17% 2.400000000000001% Net Noninterest Expense ,-28,870 ,-29,941 Credit Costs to Average Assets -0.3% -0.3% Pre-Provision Net Revenue $18,260 $17,189 Taxes to Average Assets -0.44% -0.4% Average Total Assets 3,410,883 3,410,883 Return on Average Assets 1.4300000000000004E-2 1.3400000000000002E-2 Pre-Provision Net Revenue to Average Assets 2.1700000000000001E-2 2.0400000000000001E-2 MANUAL ADJ FOR ROUNDING 0 0 0 -4.8821729141295192E-5